UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 15, 2021
First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on our Current Report on Form 8-K filed on September 13, 2021 (the “Prior 8-K”), First Wave BioPharma, Inc., a Delaware corporation (the “Company”) (formerly known as AzurRx BioPharma, Inc.) consummated its acquisition of First Wave Bio, Inc. (the “Merger”) on September 13, 2021. In connection with the Plan and Agreement of Merger (the “Merger Agreement”), Fortis Advisors LLC is the hired representative (in such capacity, the “Representative”) of the former stockholders of First Wave Bio, Inc. On October 29, 2021, the Representative filed a complaint against the Company in the Court of Chancery of the State of Delaware, seeking to enforce rights to payment of $8.0 million due October 28, 2021 pursuant to the Merger Agreement. On November 15, 2021, the Company reached an agreement with the Representative to settle the litigation (the “Settlement Agreement”), under terms that, among other things, involve a substantial reduction in immediate payment obligations and deferrals of certain remaining milestone and other payment obligations over time, with an immediate payment of $2.0 million and periodic installments of $500,000 per month payable from January 2022 through August 2022 and $1.0 million per month payable from September 2022 through July 2023 until an aggregate of $17.0 million is received. The aggregate amounts payable under the Merger Agreement, as disclosed in the Prior 8-K, remain unchanged.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirely by reference to the full text of the Settlement Agreement filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 16, 2021, the Company issued a press release relating to the matters described herein, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	10.1	Settlement Agreement, by and between the Company and Fortis Advisors LLC, dated November 15, 2021.
	99.1	Press Release, dated November 16, 2021.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

November 16, 2021	By:	/s/ Daniel Schneiderman
	Name:	Daniel Schneiderman
	Title:	Chief Financial Officer